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                                                                                                                        Exhibit 5(b)

PRUDENTIAL [LOGO] FINANCIAL                                                                            STRATEGIC PARTNERS(sm) SELECT
                                                                                                        VARIABLE ANNUITY APPLICATION

     PRUCO LIFE INSURANCE COMPANY.
     a Prudential Financial company                                                       Flexible Payment Variable Deferred Annuity

------------------------------------------------------------------------------------------------------------------------------------
     On these pages, I, you, and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance Company, a
     Prudential company.

------------------------------------------------------------------------------------------------------------------------------------

(1) CONTRACT OWNER INFORMATION
     Contract number (if any)
                             ----------------

     ( ) Individual  ( ) Corporation ( ) UGMA/UTMA  ( ) Other

     TRUST: ( ) Grantor ( ) Revocable ( ) Irrevocable         TRUST DATE (mo., day, year)
                                                                                          --  --  ----
     Name of owner (first, middle initial, last name)

     ----------------------------------------------------------------------------------------------------------------
     Street                                                                                              Apt.

     --------------------------------------------------------------------------------------------------  ------------
     City                                                                                      State   ZIP Code
                                                                                                              -
     ----------------------------------------------------------------------------------------   --     ------- ------
     Social Security number/EIN              Date of birth (mo., day, year)          Telephone number
                                                                                                 -
     --------------------------              ----  -----  ---------------            -----  ----- ------

     ( ) Female     ( ) U.S. citizen        ( ) I am not a U.S. citizen or resident alien. I am a citizen of
     ( ) Male       ( ) Resident alien
                                                ---------------------------------------------------------------------
     If a corporation or trust is indicated above, please check the following as it applies.
     ( ) Tax-exempt entity under IRS Code 501     ( ) Trust acting as agent for an individual under IRS Code 72(u)

------------------------------------------------------------------------------------------------------------------------------------

(2) JOINT OWNER INFORMATION (if any) Do not complete if you are opening an IRA.

     Name of joint owner (first, middle initial, last name)

     ----------------------------------------------------------------------------------------------------------------
     Street (Leave address blank if same as owner.)                                                      Apt.

     --------------------------------------------------------------------------------------------------  ------------
     City                                                                                      State   ZIP Code
                                                                                                              -
     ----------------------------------------------------------------------------------------   --     ------- ------
     Social Security number/EIN              Date of birth (mo., day, year)          Telephone number
                                                                                                 -
     --------------------------              ----  -----  ---------------            -----  ----- ------

     ( ) Female     ( ) U.S. citizen        ( ) I am not a U.S. citizen or resident alien. I am a citizen of
     ( ) Male       ( ) Resident alien
                                                ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

(3) ANNUITANT INFORMATION (If different than the owner)

     This section must be completed only if the annuitant is not the owner or if the owner is a trust or a corporation.

     Name of annuitant (first, middle initial, last name)

     ----------------------------------------------------------------------------------------------------------------
     Street (Leave address blank if same as owner.)                                                      Apt.

     --------------------------------------------------------------------------------------------------  ------------
     City                                                                                      State   ZIP Code
                                                                                                              -
     ----------------------------------------------------------------------------------------   --     ------- ------
     Social Security number/EIN              Date of birth (mo., day, year)          Telephone number
                                                                                                 -
     --------------------------              ----  -----  ---------------            -----  ----- ------

     ( ) Female     ( ) U.S. citizen        ( ) I am not a U.S. citizen or resident alien. I am a citizen of
     ( ) Male       ( ) Resident alien
                                                ---------------------------------------------------------------------

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Pruco Corporate Office: Pruco Life Insurance Company, Phoenix, AZ 85014                                          ORD99681 Ed. 1/2004
(ORD 99681)                                                                                         SP Select Kit order no: ORD01019
                                                            Page 1 of 6

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4 CO-ANNUITANT INFORMATION (if any)
  Do not complete if you are opening an IRA.

  Name of co-annuitant (first, middle initial, last name)

  ----------------------------------------------------------------------------------------------------------

  Social Security number/EIN                  Date of birth (mo., day, year)                Telephone number

  ------------------------------------        ------------------------------------           --- --- - -----

  [ ] Female    [  ] U.S. citizen     [ ] I am not a U.S. citizen or resident alien. I am a citizen of

  [ ] Male      [  ] Resident alien   ----------------------------------------------------------------------

5 BENEFICIARY INFORMATION
  (Please add additional beneficiaries in section 15.)

  [ ] PRIMARY CLASS

  Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

  ----------------------------------------------------------------------------------------------------------

  TRUST: [ ] Revocable [ ] Irrevocable               Trust date (mo., day, year)

                                                     -------------------------------------------------------

  Beneficiary's relationship to annuitant

  ----------------------------------------------------------------------------------------------------------

  CHECK ONLY ONE: [ ] Primary class  [ ] Secondary class

  Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

  ----------------------------------------------------------------------------------------------------------

  TRUST: [ ] Revocable [ ] Irrevocable               Trust date (mo., day, year)

                                                     -------------------------------------------------------
  Beneficiary's relationship to annuitant

  ----------------------------------------------------------------------------------------------------------

6 TYPE OF PLAN AND SOURCE OF FUNDS
  (minimum of $10,000)

  PLAN TYPE. Check only one:

  [ ] Non-qualified   [ ] Traditional IRA  [ ] Roth IRA/Custodial  [ ] Custodial Account (PSI only)
  ----------------------------------------------------------------------------------------------------------

  SOURCE OF FUNDS. Check all that apply:

  [ ] Total amount of the check(s) included with this application.
      (Make checks payable to Prudential.)                                                    $  ,   ,   .
                                                                                               -- --- --- --

  [ ] IRA Rollover                                                                            $  ,   ,   .
                                                                                               -- --- --- --

      If Traditional IRA or Roth IRA new contribution(s) for the current and/or previous year, complete the following:

      $  ,      .      Year                                                   $  ,      .     Year
       -- ------ ----       --------                                           -- ------ ----      ---------

  [ ] 1035 Exchange (non-qualified only), estimated amount:                                   $  ,   ,   .
                                                                                               -- --- --- --

  [ ] IRA Transfer (qualified), estimated amount:                                             $  ,   ,   .
                                                                                               -- --- --- --

  [ ] Direct Rollover (qualified), estimated amount:                                          $  ,   ,   .
                                                                                               -- --- --- --

  [ ] Roth Conversion IRA, establishment date:*
                                                                                              ----- --- ----
                                                                                              month day year

      *This is the date you originally converted from a traditional IRA to a Roth Conversion IRA.
       (If omitted, the current tax year will be used). This is required for the IRA five-tax year, holding period requirement.

   A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN A TAXABLE EVENT WHICH
   WILL BE REPORTED TO THE INTERNAL REVENUE SERVICE.


------------------------------------------------------------------------------------------------------------
[ORD 99681]                                      Page 2 of 6                                   Ed. 1/2004

7.   PURCHASE PAYMENT ALLOCATION(S)

     Please write in the percentage of your payment that you want to allocate to the following options. The total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW, THE APPLICANT MUST INITIAL
     THE CHANGES.

                                                  OPTION                                                               OPTION
INTEREST RATE OPTIONS                             CODES      %   VARIABLE INVESTMENT OPTIONS (continued)               CODES       %
------------------------------------------------------------------------------------------------------------------------------------

1 Year Fixed-Rate Option                          1YRFXD         SP Conservative Asset Allocation Portfolio            CONSB
------------------------------------------------------------------------------------------------------------------------------------

7 Year Market Value Adjustment Option*            7YRMVA         SP Davis Value Portfolio                              VALUE
------------------------------------------------------------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS                                      SP Deutsche International Equity Portfolio            DEUEQ
------------------------------------------------------------------------------------------------------------------------------------

Prudential Equity Portfolio                       STOCK          SP Growth Asset Allocation Portfolio                  GRWAL
------------------------------------------------------------------------------------------------------------------------------------

Prudential Global Portfolio                       GLEQ           SP INVESCO Small Company Growth Portfolio             VIFSG
------------------------------------------------------------------------------------------------------------------------------------

Prudential Jennison Portfolio                     GROWTH         SP Jennison International Growth Portfolio            JENIN
------------------------------------------------------------------------------------------------------------------------------------

Prudential Money Market Portfolio                 MMKT           SP Large Cap Value Portfolio                          LRCAP
------------------------------------------------------------------------------------------------------------------------------------

Prudential Stock Index Portfolio                  STIX           SP MFS Capital Opportunities Portfolio                MFSCO
------------------------------------------------------------------------------------------------------------------------------------

Prudential Value Portfolio                        HIDV           SP Mid Cap Growth Portfolio                           MFSMC
------------------------------------------------------------------------------------------------------------------------------------

SP Aggressive Growth Asset Allocation Portfolio   AGGGW          SP PIMCO High Yield Portfolio                         HIHLD
------------------------------------------------------------------------------------------------------------------------------------

SP AIM Aggressive Growth Portfolio                AIMAG          SP PIMCO Total Return Portfolio                       RETRN
------------------------------------------------------------------------------------------------------------------------------------

SP AIM Core Equity Portfolio                      AIMCEP         SP Prudential U.S. Emerging Growth Portfolio          EMRGW
------------------------------------------------------------------------------------------------------------------------------------

SP Alliance Large Cap Growth Portfolio            LARCP          SP Goldman Sachs Small Cap Value Portfolio            SMDVL
------------------------------------------------------------------------------------------------------------------------------------

SP Technology Portfolio                           ALLTC          SP Strategic Partners Focus Growth Portfolio          STRPR
------------------------------------------------------------------------------------------------------------------------------------

SP Balanced Asset Allocation Portfolio            BALAN          Janus Aspen Series Growth Portfolio--Service Shares   JANSR
------------------------------------------------------------------------------------------------------------------------------------

                                                                 TOTAL                                                          100%
------------------------------------------------------------------------------------------------------------------------------------

     *The 7 Year Market Value Adjustment option is not available in Oregon or
     Washington.

8.   DOLLAR COST AVERAGING PROGRAM

     [  ] DOLLAR COST AVERAGING:
     I authorize Prudential to automatically transfer funds as indicated below.

     TRANSFER FROM:
     (You cannot transfer from the 7 Year Market Value Adjustment Option.)

     Option code:          $  ,   ,   .    or      %
                  ------    -- --- --- --      ----

     TRANSFER FREQUENCY:
     [  ] Annually   [  ] Semiannually   [  ] Quarterly   [  ] Monthly

     TRANSFER TO:
     (You cannot transfer to the Interest Rate Options.) The total of the two columns must equal 100 percent.

     OPTION CODE           PERCENT        OPTION CODE           PERCENT

     -----------------     -------- %     -----------------     -------- %

     -----------------     -------- %     -----------------     -------- %

     -----------------     -------- %     -----------------     -------- %

     I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus.

-------------------------------------------------------------------------------
[ORD 99681]                        Page 3 of 6                       Ed. 1/2004
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9 AUTO-REBALANCING

  [ ] AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio mix automatically adjusted as allocated in section 7 under my variable investment options.

      Adjust my portfolio:  [ ] Annually  [ ] Semiannually  [ ] Quarterly  [ ] Monthly

      Please specify the start date if different than the contract date: ----------------------
                                                                         month    day    year

10 TELEPHONE TRANSFERS

   We will accept your transfers and reallocations over the telephone. Please indicate below if you wish to extend authority as follows.

   [ ] I authorize Prudential to accept telephone transfers and reallocation instructions from my Registered Investment Advisor.

11 AGGREGATION
   (non-qualified annuities only)

   [ ] I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year.

       Contract number
                       -------------------------------------------

12 REPLACEMENT
   (Please enter additional comments in section 15.)

   THIS SECTION MUST BE COMPLETED.

   Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?

   [ ] Yes    [ ] No

   If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

   Company name

   ----------------------------------------------------------------------------

   Policy or contract number     Year of issue (mo., day, year)  Name of plan (if applicable)

   --------------------------    ------------------------------  -----------------------------

   THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.

   Do you have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?

   [ ] Yes    [ ] No

13 SIGNATURE(S)

   If applying for an IRA or Roth IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

   No representative can make or change a contract or waive any of the rights.

   I believe that this contract meets my needs and financial objectives.
   Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

   [ ] If this contract has a joint owner, please check this box to authorize
       Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

   [ ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

   [ ] Check here to request a Statement of Additional Information.

   Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.


                                                                             (continued)
----------------------------------------------------------------------------------------------
[ORD  99681]                                 Page 4 of 6                           Ed. 1/2004


13 SIGNATURE(S)
   (continued)

CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud. This is to be determined by a court of competent jurisdiction.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner is satisfied with the required minimum distributions from other IRA funds.

By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

OWNER'S TAX CERTIFICATION
--------------------------------------------------------------------------------

Under penalty of perjury, I certify that the taxpayer identification number
(TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I HAVE/HAVE NOT (circle one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

--------------------------------------------------------------------------------

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

--------------------------------------------------------------------------------

We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

I hereby certify that all the information contained in this application is complete and true to the best of my knowledge.

X----------------------------------------------------             ----- --- ----
Contract owner's signature and date                               month day year

X----------------------------------------------------             ----- --- ----
Joint owner's signature (if applicable) and date                  month day year

X----------------------------------------------------             ----- --- ----
Annuitant's signature (if applicable) and date                    month day year

X----------------------------------------------------             ----- --- ----
Co-Annuitant's signature (if applicable) and date                 month day year

 ----------------------------------------------------
Signed at (city, state)


--------------------------------------------------------------------------------
ORD 99681                              Page 5 of 6                    Ed. 1/2004

14 REPRESENTATIVE'S SIGNATURE(S)

This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.

---------------------------------------------           ------------------------
Representative's name (Please print)                    Rep's contract/FA number

X--------------------------------------------           ----- --- ----
Representative's signature and date                     month day year

---------------------------------------------           ------------------------
Second representative's name (Please print)             Rep's contract/FA number

X--------------------------------------------           ----- --- ----
Second representative's signature and date              month day year

---------------------------------------------  ---------------------------------
Branch/field office name and code              Representative's telephone number


--------------------------------------------------------------------------------
15 ADDITIONAL REMARKS

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--------------------------------------------------------------------------------
STANDARD MAIL TO:
PRUDENTIAL ANNUITY SERVICE CENTER
PO BOX 7590
PHILADELPHIA, PA 19101

OVERNIGHT MAIL TO:
PRUDENTIAL ANNUITY SERVICE CENTER
2101 WELSH ROAD
DRESHER, PA 19025

If you have any questions, please call the Prudential Annuity Service Center at
(888) 778-2888, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.

--------------------------------------------------------------------------------
ORD 99681                            Page 6 of 6                      Ed. 1/2004